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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 23, 2000



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                   333-75489                  13-3526694
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


       One New York Plaza                                         10292
       New York, New York                                       (Zip Code)
     (Address of Principal
       Executive Offices)



       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
          -------------------------------------------------------------


          (Former name or former address, if changed since last report)


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Item 5.     Other Events

      Incorporation of Certain Documents by Reference

      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2000; Commission File Number 1-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-75489) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

      Consents

      In connection with the issuance of the ABFS Mortgage Loan Trust Mortgage Backed Notes, Series 2000-1 (the "Notes"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:


                  Exhibit No.       Description
                  -----------       -----------

                  23.1              Consent of KPMG LLP


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRUDENTIAL SECURITIES SECURED FINANCING
                                 CORPORATION As Depositor and on behalf of ABFS Mortgage Loan Trust 2000-1 Registrant


                              By:  /s/    Evan Mitnick
                                 -----------------------------------
                                 Name:    Evan Mitnick
                                 Title:   Vice President



Dated:  March 23, 2000


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

      23.1        Consent of KPMG LLP


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